UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 3, 2014

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant's Certifying Accountant

On February 3, 2014, the Audit Committee of the Board of Directors of Brunswick Corporation (Brunswick) decided to dismiss Ernst & Young LLP (EY) as Brunswick's independent registered public accounting firm, effective as of the date of the filing of Brunswick's Annual Report on Form 10-K for the fiscal year ending December 31, 2013 and to engage Deloitte and Touche LLP (Deloitte) as Brunswick's independent registered public accounting firm commencing with the audit for the fiscal year ending December 31, 2014. Accordingly, EY was dismissed as Brunswick's independent registered public accounting firm on February 14, 2014, the date of the filing of Brunswick's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
During Brunswick’s fiscal years ended December 31, 2011 and 2012 and the period from December 31, 2013 through February 14, 2014, there were no disagreements between Brunswick and EY on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to EY’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on Brunswick’s consolidated financial statements for the relevant year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
EY’s audit reports on Brunswick’s consolidated financial statements for the fiscal years ended December 31, 2011, 2012 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
A copy of EY’s letter to the Securities and Exchange Commission dated February 18, 2014 stating that it agrees with the foregoing statements, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During Brunswick’s fiscal years ended December 31, 2011and 2012 and the period from December 31, 2013 through February 14, 2014, neither Brunswick, nor anyone on behalf of Brunswick, consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Brunswick’s consolidated financial statements, and no written report or oral advice was provided by Deloitte to Brunswick that Deloitte concluded was an important factor considered by Brunswick in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.                    Description of Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: February 18, 2014	By:	/s/ ALAN L. LOWE
Alan L. Lowe
Vice President - Finance and Controller

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 18, 2014.